                                  EXHIBIT 10.27

               FORM OF LEASE AGREEMENT BETWEEN GLORIA JEAN'S, INC.
                            AND TOTAL LEASE CONCEPTS


TOTAL LEASE CONCEPTS
255 FALLBROOK, SUITE 104
FRESNO, CA  93711
(209) 261-1900

                      FULL LEGAL NAME AND ADDRESS OF LESSEE

GLORIA JEAN'S, INC.
11480 COMMERCIAL PARKWAY
CASTROVILLE, CA  95012

SUPPLIER OF EQUIPMENT (COMPLETE ADDRESS)
GLORIA JEAN'S, INC.

                    DESCRIPTION OF EQUIPMENT OWNED BY LESSOR

SEE SCHEDULE "A" ATTACHED HERETO AND MADE A PART HEREOF

EQUIPMENT LOCATION (IF OTHER THAN ABOVE)

Rental Term

Monthly Payments (Plus Sales / Use Tax)

Advance Rentals Payable at the Signing of Lease
$
Amount represents the first month and last ________ month's rent.

RENT COMMENCEMENT DATE:


                          TERMS AND CONDITIONS OF LEASE

1. LEASE: LESSOR'S RIGHT TO TERMINATE. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the equipment described above or on any schedule attached hereto (the "Schedule(s)") (the equipment with all replacement parts, repairs, additions and accessories in herein called the "Equipment") on the terms and conditions as set forth on this Lease and any Schedule(s) referred to as the "Lease"). Lessee hereby authorizes Lessor to order the Equipment from the Vendor and arrange for delivery to Lessee at Lessee's expense. Lessee authorizes Lessor to insert in the Lease, when determined, the Rent Commencement Date, the serial numbers and other identification data of the Equipment, and other omitted factual matters. In the event the Equipment is not delivered to Lessee within 30 days of the date Lessor orders the Equipment, Lessor may cancel this Lease and any obligation to Lessee hereunder.

2. NO WARRANTIES BY LESSOR. LESSOR , NEITHER BEING THE MANUFACTURER OF, NOR A DEALER IN, THE EQUIPMENT, MAKES NO WARRANTY TO ANYONE, AS TO ANY MATTER WHATSOEVER, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, THE FITNESS, MERCHANTABILITY, DESIGN, CONDITION, CAPACITY, PERFORMANCE OR ANY OTHER ASPECT OF THE


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 EQUIPMENT OR
     ITS MATERIAL OR WORKMANSHIP OR THE TAX OR ACCOUNTING TREATMENT OF THE LEASE. LESSOR DISCLAIMS ANY LIABILITY FOR LOSS, DAMAGE, OR INJURY TO LESSEE THIRD PARTIES AS A RESULT OF ANY DEFECTS, LATENT OR OTHERWISE, IN THE EQUIPMENT. LESSOR SHALL HAVE NO OBLIGATION TO MAINTAIN, INSTALL, TEST, ADJUST OR SERVICE THE EQUIPMENT. LESSOR SHALL NOT BE LIABLE FOR ANY INDIRECT, SPECIAL, OR CONSEQUENTIAL DAMAGES HOWSOEVER ARISING. IF THE EQUIPMENT IS UNSATISFACTORY FOR ANY REASON, LESSEE SHALL MAKE CLAIM ON ACCOUNT THEREOF SOLELY AGAINST THE MANUFACTURER AND/OR THE VENDOR AND SHALL NEVERTHELESS PAY LESSOR ALL RENT AND OTHER MONIES PAYABLE HEREUNDER. LESSOR NEITHER THE MANUFACTURER, DISTRIBUTOR, NOR SUPPLIER OF THE EQUIPMENT, HAS NOT SELECTED IT, AND HAS NO CONTROL OVER OR KNOWLEDGE OF OR FAMILIARITY WITH THE CONDITION, CAPACITY, FUNCTIONS OR OTHER CHARACTERISTICS OF THE EQUIPMENT. Lessor hereby assigns to Lessee, solely for the purpose of prosecuting a claim, all rights which Lessor may have against the manufacturer or Vendor for breach of warranty or other representation respecting the Equipment. THE PARTIES HAVE SPECIFICALLY NEGOTIATED AND AGREED TO THIS PARAGRAPH 2. By ______________________

3. NON-CANCELABLE LEASE. THE LEASE CANNOT BE CANCELLED BY LESSEE DURING THE TERM HEREOF. Lessee's obligations under the Lease including, without limitation, the obligation to pay rent, are absolute and unconditional and shall continue without any claim, set-off, counterclaim, reduction or abatement of any kind whatsoever and regardless of any disability of Lessee to use the Equipment or any part thereof because of any reason whatsoever.

4. TERM AND RENT. The Lease will be effective when accepted by Lessor and shall continue for the term stated in the Lease and thereafter until all of the obligations of the Lessee under the Lease are fully paid and performed. The Monthly Payments shall commence on the first date that any of the Equipment is delivered to Lessee or Lessee's agent (the "Rent Commencement Date"). Advance rentals shall not be refundable if the Rent Commencement Date not occur for any reason. Installments of rent shall be payable monthly in advance as stated in the Lease, the first such installment being due on the Rent Commencement Date, or such later date as Lessor designates in writing, and subsequent payments shall be due on the same day of each successive month for the Rental Term. All payments shall be made to lessor at the address set forth herein or such other address as Lessor may in writing designate. Time is of the essence with respect to all payments due and all other obligations of Lessee under the Lease.

5. TITLE: QUIET ENJOYMENT. Title to the Equipment shall at all times be vested in Lessor. All documents of a title and evidence of delivery shall be delivered to Lessor. Lessee authorizes Lessor, at Lessee's expense, to cause the Lease, or any statement or other instrument in respect to the Lease showing the interest of Lessor in the Equipment, including Uniform Commercial Code Financing Statements, to be filed or recorded, and grants Lessor the right to sign Lessee's name thereto. Lessee agrees to execute or procure for Lessor such estoppel certificates, landlord's or mortgagee's waivers or other documents as Lessor may request to confirm or perfect Lessor's rights hereunder or to otherwise effectuate the intents of the Lease. Lessee agrees to pay or reimburse Lessor for any filing, recording or stamp fees or taxes arising from the filing or recording of any such instrument or statement. Lessee shall, at its expense, protect and defend Lessor's title against all persons claiming against or through Lessee, keep the Equipment free from legal process encumbrance, give Lessor immediate notice thereof and shall indemnify Lessor from any loss caused tbereby. So long


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     as Lessee is not in default under the Lease, Lessee shall quietly use and enjoy the Equipment, subject to the terms of the Lease.

      (SEE REVERSE SIDE FOR ADDITIONAL TERMS AND CONDITIONS WHICH ARE PART
                                  OF THE LEASE)

READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.

LESSEE:    GLORIA JEAN'S, INC.
By:        MARK ARCHER, CFO
Date:      11/24/98
Notary:

LESSOR:
By:        Dave Wesolowski, CFO
Date:      11/24/98
Witness:


6. ASSIGNMENT: WAIVER OF DEFENSES. LESSOR MAY, WITHOUT NOTICE TO OR CONSENT BY LESSEE, ASSIGN THE LEASE, ANY RENTALS, OR ANY OTHER SUMS DUE OR TO BECOME DUE UNDER THE LEASE, OR TRANSFER OR GRANT A SECURITY INTEREST IN ANY OF THE EQUIPMENT, AND IN SUCH EVENTS LESSOR'S ASSIGNEE OR SECURED PARTY SHALL HAVE ALL OF THE RIGHTS, POWERS, PRIVILEGES AND REMEDIES OF LESSOR HEREUNDER. NO ASSIGNEE SHALL BE BOUND TO PERFORM ANY DUTY, COVENANT, CONDITION OR WARRANTY OF LESSOR. LESSEE AGREES NOT TO RAISE ANY CLAIM OR DEFENSE WHICH LESSEE OR WRITTEN NOTICE OF AN ASSIGNMENT FROM LESSOR OR FROM LESSOR'S ASSIGNEE, ALL RENT AND OTHER AMOUNTS WHICH ARE THEN AND THEREAFTER DUE UNDER THE LEASE SHALL BE PAID TO SUCH ASSIGNEE AT THE PLACE OF PAYMENT DESIGNATED IN SUCH NOTICE. LESSEE SHALL NOT ASSIGN THE LEASES OR ANY INTEREST IN THE LEASE OR IN THE EQUIPMENT WITHOUT LESSOR'S PRIOR WRITTEN CONSENT. ANY PURPORTED ASSIGNMENT OR SUBLEASE BY LESSEE WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR SHALL BE VOID.

7. FINANCE LEASE. Lessor and Lessee agree that this Lease is a Finance Lease as that term is defined in Article 2A of the Uniform Commercial Code. Lessee acknowledges that Lessor has appraised Lessee of the identity of the equipment supplier. Lessor has appraised Lessee of the identity of the equipment supplier. Lessor hereby notifies Lessee that Lessee may have rights pursuant to the contract with the supplier and the Lessee may contact the supplier for a description of any rights or warranties that Lessee may have under this contract. Lessee hereby waives any and all rights and remedies granted Lessee by Sections 508 through 522 of Article 2A of the Uniform Commercial Code including, by way of example only and not as a limitation, the right to repudiate the Lease and reject the Equipment; the right to cancel the Lease; the right to revoke acceptance of the Equipment; the right to grant a security interest in the Equipment in Lessee's possession and control for any reason; the right to recover


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     damages thereunder for any breach of warranty or for any other reason; the right to recover damages thereunder for any breach of warranty or for any other reason deduct all or any part of the claimed damages resulting from Lessor's default, if any, under this Lease; the right to accept partial delivery of Equipment; the right to cover by making any purchase or leases of or contract to purchase or lease equipment in substitution for those due from Lessor; the right to recover any general, special, incidental or consequential damages, for any reason whatsoever; and the right to specific performance, replevin, detinue, sequestration, claim and delivery and the like for the Equipment.

8. CARE, USE AND LOCATION. Lessee shall: maintain the Equipment in good operating condition, repair and appearance, and protect it from deterioration other than normal wear and tear; use the Equipment in the regular course of its business, within its normal operating capacity, without abuse; comply with all laws, ordinances, regulations, requirements and rules with respect to the use, maintenance and operation of the Equipment; use the Equipment solely for business purposes; not make any modification, alteration or addition to the Equipment without the written consent of Lessor, which shall not be unreasonably withheld; not affix the Equipment (which shall remain personal property at all times regardless of how attached or installed) to realty so as to change its nature to real property or a fixture; and keep the Equipment at the location shown herein, and not remove the Equipment without the written consent of Lessor, which shall not be unreasonably withheld.

9. TAXES. Lessee intends the rental payments hereunder to be net to Lessor, and Lessee agrees to pay all sales, use, excise, personal property, stamp, documentary and ad valorem taxes, license and registration fees, assessments, fines, penalties and similar charges imposed on the ownership, possession or use of the Equipment during the term of the Lease, and all taxes imposed on Lessor Lessee (except Lessor's Federal or State net income taxes) with respect to the rental payments hereunder or the Equipment, and shall reimburse Lessor upon demand for any taxes paid or advanced by Lessor, Lessee shall file all personal property tax returns with respect to the Equipment, and pay all taxes due thereon.

10. INDEMNITY. Lessee agrees to indemnify and save Lessor, its agents, servants, successors, and assigns harmless from any and all liability, damage or loss, including reasonable attorney's fees, arising out of the ownership, selection, possession, operation, control, use, condition, maintenance, delivery and return of the Equipment. Lessee's indemnities and obligations shall continue in full force and effect notwithstanding the termination of the Lease.

11. RISK OF LOSS. Lessee shall bear all risks of loss of and damage to the Equipment from any cause. The occurrence of such loss or damage shall not relieve Lessee of any obligation hereunder. In the event of loss or damage, Lessee, at Lessor's option, shall: (a)place the damaged Equipment in good repair, condition and working order; or (b)replace lost or damaged Equipment with new equipment of the same type and model and deliver to Lessor documentation vesting clear title to Lessor; or (c)pay to Lessor the present value as of the date of loss of both the unpaid balance of the aggregate rent reserved under the Lease and the value of the Lessor's residual interest in the Equipment at the expiration of the lease, computed at six percent (6%) per annum.

12. INSURANCE. Lessee shall, at Lessee's sole cost and expense, keep the Equipment insured against all risks of loss or damage from every cause whatsoever for not less than the term, public liability insurance, covering both personal injury and property damage arising out of or in connection with the use or operation of the Equipment. All insurance shall be in such form and for such amounts, and issued by such companies, as shall be acceptable to Lessor and shall name Lessor and Lessor's assignee or secured party as loss payees with respect to the casually coverage and as additional insured with respect to the public liability coverage and shall provide that the insurer will give Lessor and Lessor's assignee at least thirty days' prior written notice of the effective date of any alteration or cancellation of such policy. Lessee shall, upon Lessor's request, deliver to Lessor satisfactory evidence of the required insurance


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     coverage. If Lessee does not provide evidence of property insurance acceptable to Lessor, Lessor may but will not be required to, buy such insurance and add the cost, including any customary charges or fees associated with the placement, maintenance or service of such insurance (collectively, "Insurance Charge"), to the Lease Payment amount due from Lessee. Insurance proceeds as a result of loss or damage to any of the Equipment shall be applied to satisfy Lessee's obligation set forth in Paragraph 11 hereof. Lessee irrevocably appoints Lessor as Lessee's attorney-in -fact to make a claim for, receive payment of and execute and endorse all documents, checks or drafts received in payment for loss or damage under any such insurance policy.

13. FINANCIAL STATEMENTS. If requested by Lessor, Lessee agrees to deliver to Lessor annual and interim financial statements.

14.  DEFAULT.  Each of the following events is an "Event of Default":
     (a)Lessee's failure to pay, when due, any rent or any other payment hereunder; or (b)Lessee's failure to pay, when due, any indebtedness of Lessee to Lessor arising independently of this Lease and such failure shall continue for five days; or (c)Lessee's failure to perform any of the other terms, convenants or conditions of this Lease and such failure shall continue for ten days after written notice; or (d)any representation, warranty or statements made by Lessee or any guarantor of this Lease ("Guarantor"), whether contained in the Lease or in any guaranty, application, financial statement or other document delivered to Lessor in connection with the Lease, shall be untrue in any material respect; or
     (e)Lessee becomes insolvent or makes an assignment for the benefit of creditors; or (f)a receiver, trustee, conservator or liquidator of Lessee of all or a substantial part of Lessee's assets is appointed with or without the application or consent of Lessee; or (g)a petition is filed by or against Lessee under the Bankruptcy Code or under any other insolvency law or laws providing for the relief of debtors.

15. REMEDIES. Upon the occurrence of any Event of Default and at any time thereafter, Lessor may, with or without terminating this Lease, in its sole discretion, do any one or more of the following: (a)immediately retake possession of its Equipment without any court order or other process of law, and for such purpose, Lessor may enter upon any premises where said Equipment may be, or may remove the same therefrom with or without notice of its intention to do same, without being liable to any suit, action or other proceeding by the Lessee; (b)upon notice to Lessee terminate this Lease and all Lease Schedules executed pursuant thereto; (c)upon the occurrence of any Event of Default or anytime there after, or if Lessor decides, in its sole discretion, not to take possession of the Equipment, Lessor continues to be the owner of the Equipment and may, but is not obligated to, dispose of the Equipment by sale or otherwise, all of which determinations may be made by Lessor in its absolute discretion and for its own account; (d)declare immediately due any payable all sums due and to become due hereunder for the full term of the Lease (including any renewal or purchase options which Lessee has contracted to pay.); (e)if this Lease provides for a Stipulated Loss Value of the Equipment with or without terminating this Lease, recover the Stipulated Loss Value of the Equipment as of the rent payment date immediately preceding Lessee's date of default plus all commercially reasonable costs and expense incurred by Lessor in a repossession, recovery, storage, repair, sale, re-lease, or other disposition of the Equipment, including reasonable attorneys' fees and costs incurred in connection therewith or otherwise resulting from Lessee's default; (f)if this Lease does not provide for a Stipulated Loss Value of the Equipment or if the Stipulated Loss Value of the Equipment is not allowed under applicable law, with or without terminating this Lease, recover from Lessee damages, not as a penalty, but herein liquidated for all purposes and in an amount equal to the sum of (I)any accrued and unpaid rent as of the date of entry of judgment in favor of Lessor plus interest at the rate of fifteen percent per annum or the maximum rate provided by state law; (II)the present value of all future rentals reserved in the Lease and contracted to be paid over the


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     unexpired term of the Lease discounted at a rate equal to the discount rate of the Federal Reserve Bank of Kansas City as of the date of entry of judgement in favor of Lessor plus one percent; (III)all commercially reasonable costs incurred by Lessor in any repossession, recovery, storage, repair, sale, re-lease, or other disposition of the Equipment including reasonable attorneys' fees and costs incurred in connection therewith or otherwise resulting from Lesse's default; (IV)estimated residual value of the Equipment as of the expiration of this Lease or any renewal thereof;
     and (V)any indemnity, if then determinable, plus interest at fifteen percent per annum; (g)in its sole discretion, re-lease or sell any or all of the Equipment at a public or private sale on such terms and notice as Lessor shall deem reasonable and recover from Lessee damages, not as a penalty, but herein liquidated for all purposes and in an amount equal to the sum of (I)any accrued and unpaid rent as of the later of (A)the date of default , (B)the date that Lessor has obtained possession of the Equipment or such other date as Lessee has made an effective tender of possession of the Equipment back to Lessor ("Default Date"); plus rent (at the rate provided for in this Lease and any Lease Schedule) for the additional period (but in no event longer two months that it takes Lessor to resell or re-let all of the Equipment, plus interest at the rate of fifteen percent per annum, or the maximum rate provided by state law; (II)the present value of all future rentals reserved in the Lease and contracted to be paid over the unexpired term of the Lease discounted at a rate equal to the discount rate of the Federal Reserve Bank of Kansas City as of the Default Date plus one percent; (III)all commercially reasonable costs and expense incurred by Lessor in any repossession, recovery, storage, repair, sale, re-lease or other disposition of the Equipment including reasonable attorneys' fees and costs incurred in connection with or otherwise resulting from the Lessee's default; (IV)estimated residual value of the Equipment as of the expiration of this Lease or any renewal thereof; and (V)any indemnity, if then determinable, plus interest at fifteen percent per annum LESS the amount received by Lessor upon such public or private sale re-lease of such items of Equipment, if any; (h)exercise any other right or remedy which may be available to it under the Uniform Commercial Code or any other applicable law; (I)a termination hereunder shall occur only upon notice by Lessor and only as to such items of Equipment as Lessor specifically elects to terminate and this Lease is deemed at any time to be one intended as security, Lessee agrees that the equipment shall secure, in addition to the indebtedness set forth herein, indebtedness at any time owning by Lessee to Lessor. No remedy referred to in this paragraph is intended to be exclusive, but shall be cumulative and in addition to any other remedy referred to above or otherwise available to Lessor at law or in equity. No express or implied waiver by Lessor or any default shall constitute a waiver of any other default by Lessee or a waiver of any of Lessor's rights. If Lessee fails to comply with any provision of the Lease, Lessor shall have the right, but not the obligation, to affect compliance on behalf to Lessee upon ten (10) days prior written notice to Lessee. In such event all monies expended by Lessor, and all expenses of Lessor in effecting such compliance, shall be deemed to be additional rent, and shall be paid by Lessee to Lessor at the time of the next monthly payment. Lessee shall also be liable for and shall pay to Lessor (a) all expenses incurred by Lessor in connection with the enforcement of any of Lessor's remedies,
     (b) Lessor's reasonable attorney's fees and expenses, and (c) interest on all sums due Lessor from the date when the sums become due until paid, at the rate of one and one-half (11/2%) percent per month but only to the extent permitted by law. When any payment is not made by Lessee when due, Lessee agrees to pay to Lessor, not later than one month thereafter, in addition to all amounts payable by Lessee as a result of the exercise of any of the remedies provided in the Lease, an amount calculated at the exercise of any of the remedies provided in the Lease, an amount calculated at the rate of 10 cents per one dollar of each such delayed payment, as an administrative fee to offset Lessor's collection costs, but only to the extent permitted by law.


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     All remedies of Lessor are cumulative, are in addition to any other remedies provided for by law, and may, to the extent permitted by law, be exercised concurrently. The exercise of any one remedy shall not be deemed an election of such remedy or preclude the exercise of any other remedy. No failure on the part of Lessor to exercise and no delay in exercising, any right or remedy shall operate as a waiver thereof or modify the terms of the Lease. In no event shall Lessor's recovery exceed the maximum recovery permitted by law.

16. REDELIVERY OF EQUIPMENT. Upon the expiration or earlier termination of the Lease, Lessee shall return the Equipment, freight prepaid, to Lessor in good repair, condition and working order, in a manner and to a location designated by Lessor. If upon such expiration or termination, Lessee does not immediately return the Equipment to Lessor, the Equipment shall continue to be held and leased hereunder, and the Lease shall thereupon be extended from month to month at the same monthly rent, on a month to month basis, subject to the right of either Lessee or Lessor to terminate the Lease upon thirty (30) days' written notice, whereupon Lessee shall forthwith deliver the Equipment to Lessor as provided in this Paragraph.

17. ENTIRE AGREEMENT: CHANGES. The Lease contains the entire agreement between the parties and may not be altered, amended, modified, terminated or otherwise changed except in writing and signed by an executive officer of Lessor and Lessee.

18. NOTICE. All notices under the Lease shall be sufficient if given personally or mailed to the party intended at its respective address set forth herein, or at such other address as said party may provide in writing from time to time. Any such notice mailed to said address shall be effective when deposited in the United States mail, duly addressed, postage prepaid.

19. BINDING EFFECT. The Lease shall inure to the benefit of, and be binding upon, the parties and their respective personal representatives, successors and assigns. Lessor and Lessee intend the Lease to be a valid and subsisting legal instrument, and agree that no provision of the Lease which may be deemed unenforceable shall in any way invalidate any other provision or provisions of the Lease, all of which shall remain in full force and effect.

20. ARBITRATION. Lessor and Lessee agree that any dispute arising from this Lease will be submitted to binding arbitration with the American Arbitration Association in accordance with its rules.
     Arbitration will take place in Des Moines, Iowa.

21. MISCELLANEOUS. The Lessee hereby appoints Lessor as its true and lawful attorney to prepare, execute and file any financing statements or other documents and/or instruments to protect Lessor's interest in the property set forth herein. In such a situation, the Lessee does hereby declare such financing statement, document, and/or instrument signed by Lessor as its said attorney shall have the same force and effect as if signed by the Lessee himself, and shall be binding upon his heirs and assigns forever. Photocopies of this executed document will have the same force and effect as original executed copies.

22. GOVERNING LAW; JURISDICTION; VENUE; SERVICE OF PROCESS; WAIVER OF JURY TRIAL. THE LEASE SHALL BE GOVERED BY THE LAWS OF THE STATE OF IOWA. LESSEE HEREBY CONSENTS TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT, LOCATED IN POLK COUNTY, IOWA, WITH RESPECT TO ANY ACTION COMMENCED HEREUNDER. NOTHING CONTAINED HEREIN IS INTENDED TO PRECLUDE LESSOR FROM COMMENCING ANY ACTION HEREUNDER IN ANY COURT HAVING JURISDICTION THEREOF, LESSEE AGREES THAT SERVICE OF PROCESS IN ANY ACTION SHALL BE SUFFICIENT IF MADE BY FIRST CLASS, CERTIFIED MAIL, RETURN RECEIPT REQUESTED TO THE ADDRESS OF LESSEE HEREUNDER TO THE EXTENT PERMITTED BY LAW, LESSEE WAIVES TRIAL BY JURY IN ANY ACTION ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS LEASE, OR THE TRANSACTIONS CONTEMPLATED HEREIN.


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                                  SCHEDULE "A"

Schedule referred to in and made part of lease agreement number #__________ and dated __________ between __________and TLC, LLC.


   QUANTITY                                              DESCRIPTION

COLLATERAL INCLUDES A 1ST LIEN ON ALL BUSINESS ASSETS INCLUDING, BUT NOT LIMITED TO THE FOLLOWING:

       EQUIPMENT            QTY.      BRAND                     SERIAL #
       ---------            ----      -----                     --------
 1. ESPRESSO                        FAEMA E87-2                 93050564360
 2. GRINDER(S) ESPRESSO             FAEMA
 3. BREW SYSTEM                     BUNN                        95091203/95081706
 4. CARAFES
 5. GRINDER(S) GREW                 BUNN
 6. ICE MACHINE                     SCOTTSMAN                   614220
 7. RERIGERATOR                     SILVERKING                  SAL558
 8. BEVERAGE DISPENSER              JET SPRAY/CATHCO            10064/274A2634
 9. SCALES
10. PASTRY CASE
11. POS SYSTEM                      SDCR/CASIO
12. MENU BOARDS
13. FREEZER
14. BLENDERS








Lessee hereby appoints TLC as its true and lawful attorney to prepare, execute and file any financing statements or other documents and/or instruments protect TLC's interest in the property set forth herein. In such a situation, the Lessee does hereby declare such financing statement, document and/or instrument signed by TLC as its said attorney shall have the same force and effect as if signed by the Lessee himself, and shall be binding upon his heirs and assigns forever. Photocopies of this executed document will have the same force and effect as original executed copies.


TLC, LLC                                    LESSEE:  GLORIA JEAN'S, INC.
_____________________________               BY:_____________________________
NAME/TITLE:_________________                NAME/TITLE:___________________
                                 PURCHASE OPTION


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

LEASE# ____________________________ between TLC, LLC Lessor and
______________________________ Lessee.

Provided the Lease has not terminated early and no event of default under the Lease has occurred and is continuing, THE LESSEE MUST AT THE END OF THE ORIGINAL TERM EXERCISE ONE OF THE FOLLOWING OPTIONS:

BUY: Purchase the Equipment for its fair market value which shall be at least 10% of Lessor's original cost of the Equipment.

                                       OR

RENEW: Renew the Lease under the original terms and conditions for a minimum period of eight (8) months. At the expiration of such renewal period this Lease shall automatically renew on a month to month basis unless Lessee notifies Lessor in writing of its intent either to purchase the equipment for a price to be agreed upon by the Lessor and Lessee or return the Equipment to Lessor.

Failure to notify Lessor of which option is to be exercised shall constitute exercise of the renewal option.

The options provided for in this Agreement supersede all other options contained in the original Equipment Lease Agreement.


TLC, LLC                                          GLORIA JEAN'S, INC.


Lessor                                            Lessee


-----------------------------                     ------------------------------
BY                                                BY

-----------------------------                     ------------------------------
NAME/TITLE                                        NAME/TITLE

-----------------------------                     ------------------------------
DATE                                              DATE

                                    PRO-RATE
                                   DISCLOSURE


                       LESSEE: __________________________

LEASE#:  __________________________

DATE    :  __________________________



TLC, LLC will be billing pro-rate from the start date of the lease to the payment due date. The amount per day is $ _________ and payment is due in our office 10 days after the billing date.

ACKNOWLEDGED:


-----------------------------------

NAME/TITLE: ______________________

EXHIBIT "A" TO TLC LEASE #__________ BETWEEN GLORIA JEAN'S INC, AND TOTAL LEASE CONCEPTS WITH COFFEE PEOPLE, INC. AS CORPORATE GUARANTOR.

By signature below all parties understand and agree that the following changes to the lease documents are for the benefit of the Lessee, Gloria Jean's, Inc. and the Corporate Guarantor, Coffee People, Inc. only and that upon assumption of the lease by a third party this exhibit becomes null and void. The party assuming the lease will be subject to all terms and conditions on the lease documents and none of the changes represented on this exhibit.

Change #1: Paragraph 20 of the LEASE AGREEMENT "Arbitration". The word "Des Moines, Iowa" will be replaced with "Los Angeles, California".

Change #2: Paragraph 6 of the LEASE AGREEMENT "Assignment:. After the word "shall: in the last sentence insert "which consent shall not be unreasonably withheld," and after the words "shall be void." Insert "Upon approval by Lessor of any proposed assignment by Lessee of its obligations under this Lease and related agreements and assumption of those obligations by the assignee, Lessee shall be fully and forever release from any further obligation with respect thereto. Although it is understood that under certain circumstances, an assignment may be requested by Gloria Jean's, Inc. and allowed by the Lessor which does not release Gloria Jean's or it's Corporate Guarantor from liability under the Lease or Guarantee".

Change #3: Add the following paragraph (Paragraph 11) to the "CONTINUING CROSS -COLLATERALIZATION AGREEMENT: "Upon approval by Lessor of any proposed assignment by Lessee of its obligations under any Lease and related agreements and assumption of those obligations by the assignee pursuant to the terms of the Lease, Lessee shall be fully and forever released from any further obligations with respect thereto, and this Continuing Cross-Collateralization Agreement shall terminate with respect to the Equipment subject to the assigned Lease, so that neither Lessee nor any equipment or other assets of Lessee securing any obligations of Lessee to Lessor will be obligated for, or directly or indirectly secure, any obligations of the assignee or the Equipment subject to the assigned lease be obligated for or secure any of the other obligations of the Lessee to Lessor".

Change #4: Add the following paragraph to the "GUARANTY ON LEASE" document:
"Upon approval by Lessor of any proposed assignment by Lessee of its obligations under any Lease and related agreements and assumption of those obligation by the assignee pursuant to the terms of the Lease, Lessee and Guarantor shall be fully and forever released from any further obligations with respect thereto".

Change #5: The following changes to the "PURCHASE OPTION" document shall apply:

         1. In the second sentence of the first paragraph substitute the word "may" for the existing word "must".

         2.    Remove the fourth and fifth paragraphs.

Change #6: The following change applies to the "GUARANTY ON LEASE" document:
Change paragraph #5 to read simply "The obligations of Guarantor hereunder are independent of the obligations of Lessee".

Change #7: Paragraph 8 of the "LEASE AGREEMENT" document. In the sixth sentence change to read "...not make any "material" modification, ..."

Change #8: Paragraph 14 of the "LEASE AGREEMENT" document. In the fourth sentence change to read "...failure to "materially" perform..."

Change #9: Paragraph 22 of the "LEASE AGREEMENT' document. In the third sentence change to read "...TO THE "NON-EXCLUSIVE" JURISDICTION..."

LESSEE:                                              CORPORATE GUARANTOR:
GLORIA JEAN'S, INC.                                  COFFEE PEOPLE, INC.


By:____________________                              By:____________________

LESSOR:
TOTAL LEASE CONCEPTS


By:____________________